UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ADVANCED SERIES TRUST
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ADVANCED SERIES TRUST

AST BlackRock Multi-Asset Income Portfolio

655 Broad Street

Newark, New Jersey 07102

[February 16], 2018

Dear Shareholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders (the “Meeting”) of the AST BlackRock Multi-Asset Income Portfolio (the “BlackRock Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”). The Meeting is scheduled to be held at the offices of the Trust, located at 655 Broad Street, Newark, New Jersey, on March 30, 2018 at 11:00 a.m. Eastern Time.

At the Meeting, shareholders will be asked to:

1. Approve the Plan of Substitution for the BlackRock Portfolio; and

2. Transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of the BlackRock Portfolio are being asked to consider and approve a Plan of Substitution (the “Plan”) for the BlackRock Portfolio. On January 22-23, 2018, the Board of Trustees of the Trust (the “Board”) considered and approved the liquidation of the BlackRock Portfolio and agreed to submit the Plan to shareholders. PGIM Investments LLC (“PGIM Investments”) serves as investment manager to the BlackRock Portfolio which was launched in April, 2014 and is subadvised by BlackRock Financial Management, Inc. (the “Subadviser”). The BlackRock Portfolio was intended to offer contract owners a new asset allocation investment option in a new variable annuity contract, which was designed to provide a wide variety of investment options without any guaranteed living benefits. While the BlackRock Portfolio has produced positive absolute performance for shareholders net of fees since its inception, asset flows into the BlackRock Portfolio have not been substantial enough to enable the Subadviser to implement its best investment ideas and strategies. PGIM Investments does not expect the BlackRock Portfolio to achieve significant asset growth in the foreseeable future and, as a result, does not believe that the BlackRock Portfolio will be viable in the long-term. As a result, the Board approved liquidating the BlackRock Portfolio.

In order to complete the liquidation of the BlackRock Portfolio, shareholders must approve the Plan. The Plan provides that, to the extent shareholders do not transfer their assets out of the BlackRock Portfolio, their assets will be transferred to the AST Government Money Market Portfolio.  If approved by shareholders of the BlackRock Portfolio at the Meeting, the substitution is expected to occur on or about April 30, 2018. The liquidation of the BlackRock Portfolio is contingent upon shareholder approval of the Plan for the BlackRock Portfolio. Thus, the BlackRock Portfolio will be liquidated only if the Plan is approved by the holders of a majority of the BlackRock Portfolio’s outstanding shares.   The insurance company that issued your Contract recommends that you vote “FOR” the Plan.

As an owner of a variable annuity contract that participates in the BlackRock Portfolio as of the close of business on January 26, 2018, you are entitled to instruct the insurance company that issued your contract how to vote the BlackRock Portfolio shares. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by providing your voting instructions by telephone or over the Internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. You may submit your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions by telephone or over the Internet. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Timothy S. Cronin
President, Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q 1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials because you have allocated some or all of your account value, through a variable annuity contract (“Contract”) that you own, to the AST BlackRock Multi-Asset Income Portfolio (the “BlackRock Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”). As is further explained below, the Trust is seeking shareholder consideration and approval of an important proposal regarding the BlackRock Portfolio. You are being asked to provide voting instructions to your insurance company on the proposal.

Q 2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. On January 22-23, 2018, the Board of Trustees of the Trust (the “Board”) considered and approved the liquidation of the BlackRock Portfolio and agreed to submit the Plan of Substitution (the “Plan”) to shareholders. The purpose of the proxy is to ask you to vote to approve the Plan for the BlackRock Portfolio. If the Plan is approved by shareholders, the BlackRock Portfolio will be liquidated.  Contract owners will be able to allocate their assets to a different subaccount before the liquidation and, if Contract owners do not allocate their assets to another subaccount, their assets will be allocated to the AST Government Money Market Portfolio.

Q 3. WHY IS THE PLAN OF SUBSTITUTION BEING PROPOSED?

A. The BlackRock Portfolio was intended to offer contract owners a new asset allocation investment option in a new variable annuity contract, which was designed to provide a wide variety of investment options without any guaranteed living benefits. While the BlackRock Portfolio has produced positive absolute performance for shareholders net of fees since its inception, asset flows into the BlackRock Portfolio have not been substantial enough to enable the Subadviser to implement its best investment ideas and strategies. PGIM Investments LLC (“PGIM Investments”) does not expect the BlackRock Portfolio to achieve significant asset growth in the foreseeable future and, as a result, does not believe that the BlackRock Portfolio will be viable in the long-term.

Q 4. WHAT IS THE “PLAN OF SUBSTITUTION?”

A. To the extent that a Contract owner does not allocate their assets out of the BlackRock Portfolio prior to its liquidation, the Plan will allow the insurance companies to substitute shares of the BlackRock Portfolio with shares of the AST Government Money Market Portfolio. This transaction is described in more detail in the attached proxy statement.

Q 5. WHEN WILL THE PROPOSED PLAN OF SUBSTITUTION TAKE EFFECT?

A. If approved by shareholders, the proposed Plan is currently expected to go into effect on or about April 30, 2018.

Q 6. WILL CONTRACT OWNERS BE ALLOWED TO TRANSFER OUT OF THE AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the BlackRock Portfolio at any time before the effective date of the Plan (on or about April 30, 2018) or out of the AST Government Money Market Portfolio at any time up to 90 days after the effective date of the Plan.  Any transfer made within the timeframe noted will not count towards a Contract owner’s allotted free transfers.

Q 7. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. PGIM Investments and its affiliates are bearing all costs associated with the proxy statement. You will not bear any of the costs or expenses associated with the proxy statement.

Q 8. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is January 26, 2018. As a Contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the BlackRock Portfolio as of the record date.

Q 9. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the “Meeting”) is scheduled to take place on March 30, 2018 at 11:00 a.m. Eastern Time.

Q 10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•                                    Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102 and submitting your voting instructions;

•                                    Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•                                    Calling toll-free 1-800-690-6903. Voting instructions submitted by telephone must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting; or

•                                    Online at www.proxyvote.com. Voting instructions submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q 11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q 12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes, the proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q 13. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A.  If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

ADVANCED SERIES TRUST

AST BlackRock Multi-Asset Income Portfolio

655 Broad Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 30, 2018

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST BlackRock Multi-Asset Income Portfolio (the “BlackRock Portfolio”), a series of the Advanced Series Trust (the “Trust”), will be held on March 30, 2018, at 11:00 a.m. Eastern Time, at the offices of the Trust, located at 655 Broad Street, Newark, New Jersey 07102. You are receiving this Proxy Statement because you have an interest in the BlackRock Portfolio as of January 26, 2018. The purpose of the Meeting is to:

1. Approve the Plan of Substitution for the BlackRock Portfolio; and

2. Transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees of the Trust unanimously approved and recommends that you vote in favor of the Plan of Substitution.

Please note that owners of variable annuity contracts (“Contract owners”) who have allocated account value to separate accounts investing in the BlackRock Portfolio may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the Proxy Statement attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on January 26, 2018. If you had an interest in the BlackRock Portfolio as of the record date, you are entitled to give voting instructions. If you attend the Meeting, you may give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card in the enclosed postage-paid envelope. You also provide voting instructions by telephone or over the Internet by following the instructions appearing on the enclosed voting instruction card. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. If you are present at the Meeting, you may submit or change your voting instructions, if desired, at that time.

By Order of the Board of Trustees

Deborah A. Docs, Secretary of Advanced Series Trust

Dated: [February 16], 2018

ADVANCED SERIES TRUST

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO

VOTING INFORMATION

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF THE AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO

OF THE ADVANCED SERIES TRUST

TO BE HELD ON MARCH 30, 2018

Dated: [February 16], 2018

GENERAL

This voting information is being furnished by the following insurance companies (each, an “Insurance Company” and together, the “Insurance Companies”), to Contract owners who, as of January 26, 2018 (the “Record Date”), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the “Separate Accounts”) that invest in shares of the AST BlackRock Multi-Asset Income Portfolio (the “BlackRock Portfolio”), a series of Advanced Series Trust (“AST” or the “Trust”).

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the BlackRock Portfolio (the “Shares”) held by its Separate Accounts, as to how the Insurance Company should vote on the proposed Plan of Substitution (the “Proposal”) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements thereof (the “Meeting”). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Proposal that a Contract owner should know before completing the enclosed voting instruction card.

Prudential Financial, Inc. is the parent company of each of the Insurance Companies.

This voting information and the accompanying voting instruction card are being mailed to shareholders Contract owners on or about [February 21], 2018.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by telephone by calling at 1-800-690-6903, or over the Internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for the Proposal but is signed, dated and timely returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the sub-account of a Separate Account corresponding to the BlackRock Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the BlackRock Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or over the Internet, or appearing and submitted your voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in the BlackRock Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each sub-account of a Separate Account that is invested in the BlackRock Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether the Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of PGIM Investments LLC (“PGIM Investments”), the BlackRock Portfolio’s investment manager, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or over the Internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject the Proposal is not obtained at the Meeting, the officers of the Trust may propose one or more adjournments of the Meeting in accordance with applicable law and the Trusts’ governing documents to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone by calling 1-800-690-6903, or over the Internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. You may also attend the Meeting in person and submit your voting instructions.

ADVANCED SERIES TRUST

AST BlackRock Multi-Asset Income Portfolio

655 Broad Street

Newark, New Jersey 07102

PROXY STATEMENT FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 30, 2018

This Proxy Statement relates to the solicitation by the Board of Trustees of Advanced Series Trust (“AST” or the “Trust”) of proxies for the Special Meeting of Shareholders of the AST BlackRock Multi-Asset Income Portfolio (the “Meeting”) to be held at 655 Broad Street Newark, New Jersey, on March 30, 2018, at 11:00 a.m. Eastern Time, or any adjournment or postponement thereof.

This Proxy Statement is being furnished to owners of variable annuity contracts (the “Contracts”) issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 26, 2018 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that invest in Shares of the AST BlackRock Multi-Asset Income Portfolio (the “BlackRock Portfolio”), a series of the Trust.

Owners of the Contracts (“Contract owners”) are being provided the opportunity to instruct the applicable Insurance Company to approve the proposal contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meeting. This Proxy Statement is also being furnished to the Insurance Companies as the record owners of Shares.

The Trust is a Massachusetts business trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust’s shares of beneficial interest are referred to herein as “Shares.” The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials. The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 30, 2018

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposal that you should know before providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement will be available at www.prudential.com/variableinsuranceportfolios on or about [February 16], 2018.  Distribution of this Proxy Statement to the Insurance Companies and to Contract owners is scheduled to begin on or about [February 21], 2018. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote Shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

PGIM Investments LLC (“PGIM Investments”) is the investment manager of the BlackRock Portfolio, and BlackRock Financial Management, Inc. (“BlackRock”) is the subadviser to the BlackRock Portfolio. Prudential Annuities Distributors, Inc. (“PAD”), an affiliate of PGIM Investments and the Insurance Companies, is the principal underwriter of the BlackRock Portfolio’s Shares. The mailing address for PGIM Investments and the Trust’s principal offices is 655 Broad Street, Newark, New Jersey 07102.

Contract owners who have allocated account values to the BlackRock Portfolio as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding Shares, submitting your voting instruction cards and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

PROPOSAL

APPROVAL OF PLAN OF SUBSTITUTION

The Board, including all of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“Independent Trustees”), approved a plan of liquidation for the BlackRock Portfolio. A shareholder vote is not required to liquidate the BlackRock Portfolio; however, if the Plan of Substitution for the BlackRock Portfolio (the “Plan”) is not approved for the BlackRock Portfolio by its shareholders, the BlackRock Portfolio will not be liquidated because a plan is required to set the default investment option for those Contract owners who do not transfer prior to the liquidation. Thus, the liquidation of the BlackRock Portfolio is contingent upon shareholder approval of this Proposal. The Insurance Company that issued your Contract recommends that you approve the Plan for the BlackRock Portfolio, a form of which is attached as Exhibit A to this Proxy Statement.

At a meeting on January 22-23, 2018, the Board authorized sending a proxy statement to shareholders of the BlackRock Portfolio to solicit approval of the Plan for the BlackRock Portfolio.  The Plan will be voted upon by the shareholders of the BlackRock Portfolio. The Board determined that the BlackRock Portfolio should be liquidated and dissolved contingent upon receiving shareholder approval for the Plan at the Meeting to replace interests of the BlackRock Portfolio with interests of the AST Government Money Market Portfolio, as a series of the Trust (the “Substitute Portfolio”).

Background

On January 22-23, 2018, the Board approved the liquidation of the BlackRock Portfolio contingent upon the approval by shareholders of the Plan, as discussed below.

The Insurance Companies considered how best to serve the interests of Contract owners in connection with the proposed liquidation of the BlackRock Portfolio. Upon the recommendation of the Insurance Companies, Contract owners are encouraged to approve the replacement of interests in sub-accounts holding the proceeds of the BlackRock Portfolio with interests in sub-accounts investing in the corresponding Substitute Portfolio. Contingent upon such approval, each Insurance Company would then replace interests in the BlackRock Portfolio, as set out below, with interests in the Substitute Portfolio.

Name of Existing Portfolio	Name of Substitute Portfolio
AST BlackRock Multi-Asset Income Portfolio	AST Government Money Market Portfolio

The investment objectives and investment strategies, principal risks, fees and expenses and other comparative information concerning the BlackRock Portfolio and the Substitute Portfolio are discussed in “Comparison of Investment Objective, Investment Strategies and Principal Risks” below. The attached voting instruction card seeks the Contract owners’ approval of the Proposal.

Plan of Substitution. The Plan will be implemented by the Insurance Companies, as described below.  The following discussion of the Plan is qualified in its entirety by the full text the Plan, a form of which is attached to this Proxy Statement as Exhibit A.  The Plan will become effective with respect to the BlackRock Portfolio on the date of approval of the Plan by the affirmative vote of a majority of the outstanding Shares of the BlackRock Portfolio.  If approved, the Insurance Companies will on or about April 30, 2018, redeem Shares of the BlackRock Portfolio at net asset value and purchase, with the proceeds of Shares of the BlackRock Portfolio at net asset value, for the benefit of the Contract owners having an interest in the BlackRock Portfolio at the time of the replacement, an interest in the Substitute Portfolio at net asset value (such purchase is referred to herein as the “Substitution”).  As a result, the Substitution will not affect the value of a Contract owner’s interests as transferred to the Substitute Portfolio.

Contract Charges and Rights.  The Substitution will not change the fees and charges under the Contracts.  Also, neither the rights of Contract owners nor the obligations of the Insurance Companies under the Contracts will be altered in any way.

Portfolio Fees and Expenses.  The investment management fees and the total expenses of the Substitute Portfolio are lower than those of the BlackRock Portfolio as of December 31, 2017.  For information about the relative expense levels of the BlackRock Portfolio and the Substitute Portfolio, see the discussion under “Performance and Fee Comparison,” below.

Substitution Expenses.  The expenses incurred in connection with implementing the Plan for the BlackRock Portfolio, including legal and accounting services, proxy costs (filing, printing, mailing and tabulation), and variable product costs (filing, printing and mailing) will be borne by PGIM Investments or its affiliates; provided, however, that the BlackRock Portfolio and the Substitute Portfolio, respectively, will bear the transaction costs ( e.g., commissions) associated with the liquidation of the BlackRock Portfolio securities and the purchase of securities held by the Substitute Portfolio.

Transfer Rights. At any time prior to the date of the Substitution, Contract owners may transfer their interests in the BlackRock Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, Contract owners who had any remaining interests transferred from the sub-account investing in the BlackRock Portfolio to that investing in the Substitute Portfolio may transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that a transfer out of the BlackRock Portfolio occurs prior to the liquidation of the BlackRock Portfolio, or a transfer out of the Substitute Portfolio occurs within 90 days after the effective date of the Plan.

Other Investment Options.  Each Contract owner should refer to his or her Contract prospectus or Contract for a description of the other investment options available under his or her Contract prior to and after the date of the Substitution. Contract owners may obtain a prospectus for the Contract and applicable investment options free of charge by contacting their Insurance Company. The prospectuses for the Contract and mutual fund investment options are also available on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) Internet site at http://www.sec.gov. Information about the Trust, the BlackRock Portfolio and the Substitute Portfolio may also be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Please call (202) 942-8090 for information relating to the Public Reference Room. These documents and other information can be inspected and copied at prescribed rates at the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Room 1580 located at 100 F Street, NE, Washington, DC.

Federal Income Tax Consequences.  Neither the liquidation of the BlackRock Portfolio nor the Substitution is expected to result in any material adverse federal income tax consequences to Contract owners.

CONSIDERATIONS REGARDING THE PLAN OF SUBSTITUTION

Reasons for Proposed Substitution of The BlackRock Portfolio

The BlackRock Portfolio is a series of the Trust, an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The inception date and the net assets of the BlackRock Portfolio as of December 31, 2017 are set forth in the table below.

Name of Portfolio	Inception Date	Net Assets as of December 31, 2017 (in millions)
AST BlackRock Multi-Asset Income Portfolio	April 28, 2014	$44.2

The BlackRock Portfolio is currently subadvised by BlackRock. While the BlackRock Portfolio has had positive absolute performance for Contract owners net of fees since its inception, asset flows into the BlackRock Portfolio have not been substantial enough to enable BlackRock to implement its best investment ideas and strategies. PGIM Investments does not expect the BlackRock Portfolio to achieve significant asset growth in the foreseeable future and, as a result, does not believe that the BlackRock Portfolio will be viable in the long-term.  As such, PGIM Investments believes it is in the best interest of Contract owners to liquidate the Blackrock Portfolio. The Plan is required to provide a default investment option for Contract owners who do not transfer prior to the liquidation.

PGIM Investments considered alternatives regarding the BlackRock Portfolio, including whether a reorganization into another mutual fund would be feasible, and if a reorganization would produce desirable results for the BlackRock Portfolio’s shareholders. After reviewing current market conditions and the lack of comparable funds offering the same or substantially similar investment strategies as the BlackRock Portfolio, PGIM Investments determined that it would be in the best interests of Contract owners to liquidate the BlackRock Portfolio and arrange for an alternative default investment option.

The Plan provides that the Insurance Companies will transfer automatically to the Substitute Portfolio the interests of Contract owners of the BlackRock Portfolio who have not otherwise given transfer instructions. The Insurance Companies selected the Substitute Portfolio as an appropriate default investment vehicle into which to transfer the investments of the BlackRock Portfolio of Contract owners who do not exercise their transfer rights prior to the liquidation and Substitution.

At a meeting on January 22-23, 2018, the Board considered and approved the proposed liquidation of the BlackRock Portfolio.  The Board considered a number of factors, including, but not limited to, the performance of the BlackRock Portfolio, the amount of the BlackRock Portfolio’s net assets, the expense ratio for the BlackRock Portfolio, asset flows for the BlackRock Portfolio, the proposed Substitution, and that the liquidation and Substitution would not have a federal income tax impact on Contract owners. The approval of the liquidation was made on the basis of each Trustee’s business judgment after consideration of a variety of factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Contract owners should consider whether it would be appropriate for them to proactively reallocate their interests in the BlackRock Portfolio to one or more other investment options available under their respective Contracts in light of their investment goals (See “Transfer Rights” above).

Rationale for Selection of Substitute Portfolio

Contract owners with investments in the BlackRock Portfolio may elect to transfer their assets to another investment option within their Contract, in accordance with the terms of their Contract and their Contract prospectus.

The Insurance Companies have identified the Substitute Portfolio into which investments of the BlackRock Portfolio will default if no transfer has been effected by the Contract owner prior to the liquidation date. The Substitute Portfolio was chosen by the Insurance Companies as an appropriate default option because the Contracts do not offer another option substantially similar to the BlackRock Portfolio. The Insurance Companies also noted that the net expense ratio of the Substitute Portfolio was lower than the net expense ratio of the BlackRock Portfolio as of December 31, 2017.

Failure to Approve the Proposal

If shareholders of the BlackRock Portfolio do not approve the Proposal, both the Plan and the liquidation of the BlackRock Portfolio, as discussed above, will not be implemented. The Board would then meet to consider what, if any, steps to take.

For the reasons specified above, the Insurance Companies recommend that you approve the Proposal, and you are encouraged to consider carefully the information contained in this Proxy Statement and to complete and return the enclosed instruction card.

COMPARISON OF INVESTMENT OBJECTIVES,

INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the investment objectives, investment strategies and principal risks of the BlackRock Portfolio and the Substitute Portfolio. If the shareholders of the BlackRock Portfolio approve the Plan, the BlackRock Portfolio will be liquidated over a period of time and, as a result, may not operate in accordance with its stated investment objective, policies, restrictions and strategies during that liquidation period. Contract owners may elect one free transfer out of the BlackRock Portfolio at any time before the effective date of the Plan (on or about April 30, 2018) or out of the AST Government Money Market Portfolio at any time up to 90 days after the effective date of the Plan. Any transfer made within the timeframe noted will not count towards a Contract owner’s allotted free transfers. The Substitute Portfolio’s investment objective is different than the BlackRock Portfolio.

The information below and further information about the BlackRock Portfolio and the Substitute Portfolio can be found in the Trust’s Prospectus and Statement of Additional Information (“SAI”).  You may obtain free copies of these documents at http://www.annuities.prudential.com/investor/invprospectus or by writing the Trust at 655 Broad Street, Newark, New Jersey 07102 or by calling (800) 778-2255.

Investment Objectives and Principal Investment Strategies

AST BlackRock Multi-Asset Income Portfolio	AST Government Money Market Portfolio
(BlackRock Portfolio)	(Substitute Portfolio)
Investment Objective:	Investment Objective:

The investment objective of the BlackRock Portfolio is to seek to maximize current income with consideration for capital appreciation.	The investment objective of the Substitute Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Strategies:	Principal Investment Strategies:

In pursuing its investment objective, the BlackRock Portfolio invests up to 80% of its assets in equity securities and up to 100% of its assets in fixed income securities. The BlackRock Portfolio

The Substitute Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Government

AST BlackRock Multi-Asset Income Portfolio	AST Government Money Market Portfolio
(BlackRock Portfolio)	(Substitute Portfolio)

may also invest significantly in equity and/or fixed income mutual funds (Underlying Portfolios) and exchange-traded funds (ETFs) that may or may not be affiliated with the BlackRock Portfolio’s subadviser. The allocation of assets to the equity and fixed income segments of the BlackRock Portfolio may be determined by the BlackRock Portfolio’s subadviser through its proprietary volatility control process that seeks to reduce risk when the subadviser expects market volatility to exceed normal ranges. The BlackRock Portfolio may allocate assets without limitation to cash or short-term fixed income securities, and away from riskier assets such as equity and high yield fixed income securities. When volatility decreases, the BlackRock Portfolio may move assets out of cash and back into riskier securities. The BlackRock Portfolio may, at times, invest significantly in cash.

With respect to the BlackRock Portfolio’s equity investments, the BlackRock Portfolio may invest in common stock, preferred stock, securities convertible into common and preferred stock, and non-convertible preferred stock, or Underlying Portfolios and ETFs that invest in such securities and stock. The BlackRock Portfolio generally invests in dividend paying stocks. From time to time, the BlackRock Portfolio may invest in shares of companies through initial public offerings. The BlackRock Portfolio may invest in securities of both US and non-US issuers without limit, which can be US dollar based or non-US dollar based and may be currency hedged or unhedged. The BlackRock Portfolio may invest in securities of companies of any market capitalization.

With respect to the BlackRock Portfolio’s fixed income investments, the BlackRock Portfolio may invest in individual fixed income securities, or Underlying Portfolios and ETFs that invest in such securities, to an unlimited extent. The BlackRock Portfolio may invest in fixed income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations, or in Underlying Portfolios and ETFs that invest in such fixed income securities. The BlackRock Portfolio (and Underlying Portfolios and ETFs in which the BlackRock Portfolio invests) may also invest significantly in non-investment grade bonds (high yield, junk bonds or distressed securities), non-investment grade bank loans, non-dollar denominated bonds and bonds of emerging market issuers. The BlackRock Portfolio’s investments, including investments by the Underlying Portfolios and ETFs, in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the BlackRock Portfolio (or the Underlying Portfolios or ETFs in which the BlackRock Portfolio invests) will generally be in the lower categories of the major rating agencies at the time of purchase (BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies or Ba or lower by Moody’s Investors Services, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the securities include US Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities. The Substitute Portfolio has a policy to invest under normal conditions at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities.

The Substitute Portfolio invests only in securities that have remaining maturities of 397 days or less, or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations. The Substitute Portfolio seeks to invest in securities that present minimal credit risk. The Substitute Portfolio may invest significantly in securities with floating or variable rates of interest.

The Substitute Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Substitute Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Substitute Portfolio. Of course, there can be no assurance that the Substitute Portfolio will achieve its goal of a stable net asset value, and shares of the Substitute Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Substitute Portfolio’s net asset value per share to fall below $1.00. In addition, the income earned by the Substitute Portfolio will fluctuate based on market conditions, interest rates and other factors.

In a low interest rate environment, the yield for the Substitute Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Substitute Portfolio’s net asset value per share to fall below $1.00. PGIM Investments and AST Investment Services, Inc. may decide to reimburse certain of these expenses to the Substitute Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.

AST BlackRock Multi-Asset Income Portfolio	AST Government Money Market Portfolio
(BlackRock Portfolio)	(Substitute Portfolio)

higher credit rating. The average portfolio duration of the BlackRock Portfolio will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The BlackRock Portfolio may, when consistent with its investment objective, buy or sell options or futures on a security or an index of securities, or enter into total return swaps and foreign currency transactions. The BlackRock Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The BlackRock Portfolio may also use derivatives to enhance return, in which case their use may involve leveraging risk. The BlackRock Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Underlying Portfolios and ETFs in which the BlackRock Portfolio invests may, to varying degrees, also invest in derivatives. Derivative instruments of the BlackRock Portfolio and Underlying Portfolios and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps. The BlackRock Portfolio may also engage in option writing to generate additional income in the BlackRock Portfolio.

The BlackRock Portfolio may invest up to 15% of its assets in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). The BlackRock Portfolio may also invest in master limited partnerships (MLPs) that are generally in energy-related industries and in US and non-US real estate investment trusts (REITs), structured products, including structured notes that provide exposure to covered call options or other types of financial instruments, and floating rate securities (such as bank loans).

Each segment of the BlackRock Portfolio may be either actively managed or fulfilled with Underlying Portfolios and ETFs based on the current asset size of the BlackRock Portfolio and based on the discretion of the subadviser. As of the date of the BlackRock Portfolio’s prospectus, the portfolio may be exclusively invested in Underlying Portfolios and ETFs that are affiliated with the subadviser.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objective of the BlackRock Portfolio is to seek to maximize current income with consideration for capital appreciation while the investment objective of the Substitute Portfolio is to seek high current income and maintain high levels of liquidity.

The BlackRock Portfolio invests up to 80% of its assets in equity securities and up to 100% of its assets in fixed income securities. The BlackRock Portfolio may also invest significantly in equity and/or fixed income mutual funds (underlying portfolios) and exchange-traded funds that may or may not be affiliated with the BlackRock Portfolio’s subadviser. The Substitute Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. While the BlackRock Portfolio may invest in equity securities, non-investment grade bonds, securities of emerging market issuers, mutual funds and exchange-traded funds, derivatives, master limited partnerships and real estate investment trusts, the Substitute Portfolio may not make such investments. Additionally, the Substitute Portfolio typically invests only in securities that have remaining maturities of 397 days or less and present minimal credit risk.

Principal Risks

The following chart shows the principal risks associated with investing in the BlackRock Portfolio and the Substitute Portfolio.

Type of Investment Risk	AST BlackRock Multi-Asset Income Portfolio	AST Government Money Market Portfolio
Adjustable and Floating Rate Securities Risk		X
Asset Allocation Risk	X
Asset-Backed and/or Mortgage-Backed Securities Risk	X
Credit Risk		X
Derivatives Risk	X
Emerging Markets Risk	X
Equity Securities Risk	X
Exchange-Traded Funds Risk	X
Expense Risk	X	X
Fixed Income Securities Risk	X	X
Foreign Investment Risk	X
Fund of Funds Risk	X
High Yield Risk	X
Interest Rate Risk		X
Investment Company Risk	X
Investment Style Risk	X
Liquidity Risk		X
Market Capitalization Risk	X
Market and Management Risk	X	X
Master Limited Partnership Risk	X
Prepayment or Call Risk		X
Real Estate Risk	X
Recent Events Risk		X
Regulatory Risk	X	X
US Government Securities Risk		X
Yield Risk		X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the BlackRock Portfolio or not at all. Both the BlackRock Portfolio and the Substitute Portfolio (each a “Portfolio”, and collectively, the “Portfolios”) are subject to the risks associated with investing in fixed income securities. The BlackRock Portfolio is subject to a number of additional risks related to its investments in equity securities, non-investment grade bonds, securities of emerging market issuers, mutual funds and exchange-traded funds, derivatives, master limited partnerships and real estate investment trusts. The Substitute Portfolio, as a government money market fund, is also subject to recent events risk related to the impact of recent money market fund reform.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see Exhibit C.

PERFORMANCE AND FEE COMPARISON

Comparison of Performance Information.  The past performance of the Portfolios is shown below compared to applicable benchmark indexes. The BlackRock Portfolio’s custom blended index consists of the Bloomberg Barclays US Aggregate Bond Index (50%) and MSCI World Index (GD) (50%). The information shows how the performance of each Portfolio has varied and provides some indication of the risks of investing in each Portfolio. Past performance is not indicative of future performance.  For more information concerning the performance of each Portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each Portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2017)	1 Year	5 Years	10 Years or Since Inception
AST BlackRock Multi-Asset Income Portfolio (Inception Date April 28, 2014)	5.95%	N/A	2.29%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	21.82%	N/A	12.34%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.94%	N/A	5.88%
AST Government Money Market Portfolio (Inception Date November 10, 1992)	0.34%	0.07%	0.31%
Lipper US Government Money Market Funds Average	0.32%	0.07%	0.25%

7-Day Yield (as of 12/31/17)
AST Government Money Market Portfolio (Inception Date November 10, 1992)	0.74%
iMoneyNet’s Government & Agency Retail Average*	0.64%

*iMoneyNet, Inc. regularly reports a 7-day yield on Tuesdays. This is based on the data of all funds in the iMoneyNet, Inc. Government & Agency Retail Average category as of December 26, 2017.

Comparison of Fees and Expenses.  The following table compares the fees and expenses, expressed as a percentage of net assets (“expense ratios”), of the Portfolios.  Estimated pro forma expense ratios of   the Substitute Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Substitute Portfolio.  The table does not include any fees or other expenses of any Contract; if it did, overall fees and expenses would be higher for each Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*	AST BlackRock Multi-Asset Income Portfolio (Existing Portfolio)		AST Government Money Market Portfolio (Substitute Portfolio)
Management Fees	0.78%		0.32%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%
Other Expenses	0.32%		0.02%
Acquired Fund Fees and Expenses	0.35%		0.00%
Total Annual Portfolio Operating Expenses	1.70%		0.59%
Fee Waiver and/or Expense Reimbursement	(0.55	)%**	(0.02	)%***
Total Annual Portfolio Operating Expenses After Fee Waiver And-or Expense Reimbursement	1.15%		0.57%

 *  Expense ratios reflect annual portfolio operating expenses for the fiscal year ended December 31, 2017 of the Portfolios.

**  PGIM Investments has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Existing Portfolio so that the Existing Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.13% of the Existing Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

*** PGIM Investments and AST Investment Services, Inc. have contractually agreed to waive a portion of the management fee for the Substitute Portfolio by implementing the following management fee schedule:  0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets.  This waiver may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

Expense Example.

The following example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST BlackRock Multi-Asset Income Portfolio	$117	$482	$871	$1,963
AST Government Money Market Portfolio	$58	$187	$327	$736

MANAGEMENT OF THE PORTFOLIOS

PGIM Investments is the investment manager of the BlackRock Portfolio. PGIM Investments and AST Investment Services, Inc. (“ASTIS”) serve as co-investment managers of the Substitute Portfolio. PGIM Investments’ principal offices are located at 655 Broad Street, Newark, New Jersey. ASTIS’s principal offices are located at One Corporate Drive, Shelton, Connecticut. PGIM Investments has been in the business of providing advisory services since 1996. ASTIS has been in the business of providing advisory services since 1992. PGIM Investments and ASTIS are both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial). As of December 31, 2017, PGIM Investments had $278.6 billion in assets under management and ASTIS had $177.9 billion in assets under management.

As of December 31, 2017, the management fees earned by PGIM Investments with respect to the BlackRock Portfolio are shown below.

Fund Name	Management Fee as a % of Net Assets	Management Fee as a % of Net Assets (after fee waivers and/or reimbursements)
AST BlackRock Multi-Asset Income Portfolio	0.78%	0.23%

As of December 31, 2017, the management fees earned by PGIM Investments and ASTIS with respect to the Substitute Portfolio are shown below.

Fund Name	Management Fee as a % of Net Assets	Management Fee as a % of Net Assets (after fee waivers and/or reimbursements)
AST Government Money Market Portfolio	0.32%	0.30%

Each Portfolio employs a “manager-of-managers” structure, which permits the Portfolio’s investment manager to hire, replace or terminate the affiliated and unaffiliated subadvisers for a Portfolio, subject to Board approval but not subject to shareholder approval. Subject to the supervision of the Portfolio’s investment manager and the Board, each subadviser manages the assets of a Portfolio in accordance with the Portfolio’s investment objectives and policies. Each subadviser makes investment decisions for the Portfolio and in connection with such investment decisions, places purchase and sell orders for securities.

BlackRock Financial Management, Inc., 55 East 52nd Street, NY, New York10055, is the subadviser of the BlackRock Portfolio. PGIM, Inc., 655 Broad Street, Newark, New Jersey 07102, is the subadviser for the Substitute Portfolio.

OTHER INFORMATION

Distributor

Prudential Annuities Distributors, Inc. (“PAD”) serves as the distributor for the shares of each Portfolio of the Trust. The shares are offered and redeemed at net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Payments to Affiliates

PGIM Investments and its affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments, including the Insurance Companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments’, subadviser’s or PAD’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or PAD and the amounts of such payments may vary between and among each adviser, subadviser and PAD depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

Independent Registered Public Accounting Firm

[      ] serves as independent registered public accounting firm for the AST BlackRock Multi-Asset Income Portfolio and AST Government Money Market Portfolio, each a portfolio of the Trust.

REQUIRED VOTE

Approval of the Plan for the BlackRock Portfolio will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the BlackRock Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the BlackRock Portfolio, or (ii) 67% or more of the voting securities of the BlackRock Portfolio present at the Meeting if more than 50% of the BlackRock Portfolio’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the Shares of the BlackRock Portfolio.

The Board, including all of its Independent Trustees, recommends that you Vote “For” approval of the Plan of Substitution.

VOTING INFORMATION

Voting Rights

Shareholders as of the Record Date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in the BlackRock Portfolio as of the Record Date may instruct their Insurance Company how to vote the Shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is January 26, 2018.

Each whole Share of the BlackRock Portfolio is entitled to one vote as to the Proposal, and each fractional share is entitled to a proportionate fractional vote. The table in Exhibit B shows the number of outstanding Shares of the BlackRock Portfolio as of the Record Date that are entitled to vote at the Meeting. Together, the Insurance Companies owned of record more than [  %] of those Shares.

Required Shareholder Vote

Voting instruction cards received by an Insurance Company that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each sub-account of a Separate Account that is invested in the BlackRock Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money or Shares that are otherwise held by the Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether the Proposal is approved.

The presence, in person or by proxy, of at least one-third of the Shares of the BlackRock Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the BlackRock Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal. If a Contract owner abstains from voting as to any matter, the Shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Proposal.

To the knowledge of the Trust, as of the Record Date, the current Trustees and officers, individually and as a group, owned less than 1% of the Shares of the Trust and the BlackRock Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of PGIM Investments, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the Internet, personal interview or other permissible means. In lieu of executing a voting instruction card, you may attend the Meeting in person.

The Trust has retained Broadridge Financial Solutions, Inc. (Broadridge) for the purpose of responding to questions and requests for assistance from Contract owners. Broadridge will also provide services for the solicitation of voting instructions from Contract owners through any of the means described above. The estimated amount to be paid to Broadridge for solicitation services is approximately $4,000. This figure is only an estimate and is subject to change. The solicitation services to be provided by Broadridge include, but are not limited mailing services, outbound calling, vote recording and vote tabulation.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by telephone by calling 1-800-690-6903, or over the Internet by visiting www.proxyvote.com.

The number of Shares held in the sub-account of a Separate Account corresponding to the BlackRock Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the BlackRock Portfolio. Each whole share is entitled to one vote on the Proposal and each fractional share is entitled to a proportionate fractional vote.

At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to the Proposal by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or over the Internet, or appearing and providing voting instructions in person at the Meeting.

Proxy Solicitation Costs

Contract owners will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meeting, including the cost of solicitation of voting instructions with respect to the Proposal will be borne by PGIM Investments and/or its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of PGIM Investments or its affiliates, over the Internet, or other permissible means. Contract owners can provide voting instructions by mail with the enclosed voting instruction card, or by telephone by calling 1-800-690-6903, or over the Internet by visiting www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Adjournment

If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the officers of the Trust may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by PGIM Investments and/or its affiliates.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than the Proposal described in this Proxy Statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be submitted in accordance with the Trusts’ governing documents and must be received a reasonable time (generally at least 150 days) before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not submitted in accordance with the Trusts’ governing documents or not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely and will not be considered.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of the Proposal.

* * * *

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102 or by calling 877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

EXHIBIT A

FORM OF PLAN OF SUBSTITUTION FOR
AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO
ADVANCED SERIES TRUST

This Plan of Substitution (“Plan”) dated April [  ], 2018 relates to variable contracts offered by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (each of which is referred to herein as an “Insurance Company” and, collectively, as the “Insurance Companies.”) The Insurance Companies offer variable annuity contracts through separate accounts (each a “Separate Account”). The Separate Accounts are segregated investment accounts that fund each Insurance Company’s individual variable annuity and variable contracts (each a “Contract”).  Each of the Separate Accounts affected by this Plan is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a “Subaccount”) of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act.  The Plan is intended to accomplish the substitution of shares of beneficial interest of the AST Government Money Market Portfolio (the “Substitute Portfolio”), a series of the Advanced Series Trust (the “Trust”), for shares of beneficial interest of the AST BlackRock Multi-Asset Income Portfolio (the “BlackRock Portfolio”) in which a Subaccount of each Separate Account currently invests.

WHEREAS, the Board of Trustees of the Trust (“Board”), with respect to the BlackRock Portfolio, has approved the liquidation of the BlackRock Portfolio; and

WHEREAS, each Insurance Company has advised the Board that, in connection with the liquidation of the BlackRock Portfolio and the substitution of the Substitute Portfolio, each Insurance Company has determined to remove the BlackRock Portfolio as an investment option offered through the Contracts, and that each desires to substitute for the interest of holders of such Contracts (the “Contract owners”) in the BlackRock Portfolio shares of the Substitute Portfolio, pursuant to this Plan, and that each has requested that liquidation of the BlackRock Portfolio be made contingent upon approval of this Plan by the BlackRock Portfolio, by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the BlackRock Portfolio, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of the BlackRock Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the BlackRock Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the BlackRock Portfolio, of this Plan and any material amendments related thereto; and

WHEREAS, the Trust has advised each Insurance Company that the liquidation of the BlackRock Portfolio is contingent upon approval by the affirmative vote of the holders of a majority of the outstanding voting securities of the BlackRock Portfolio of this Plan and any material amendments in connection therewith.

NOW THEREFORE, the substitution of a Contract owner’s interest in the BlackRock Portfolio with an interest in the Substitute Portfolio shall be carried out in the manner hereinafter set forth:

1. Effective Date Of Plan. The Plan shall become and be effective with respect to the BlackRock Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of the BlackRock Portfolio. The date of such adoption and approval of the Plan by the BlackRock Portfolio is hereinafter called the “Effective Date.”

2. Special Meeting Of Shareholders. The Trust shall provide each of the Contract owners having an interest in shares of the BlackRock Portfolio held by the Separate Accounts with proxy materials acceptable to both Trust and the Insurance Companies.  Each Insurance Company, as one of the record owners of all of the issued and outstanding shares of the BlackRock Portfolio, shall vote its shares in accordance with the instructions received from its Contract owners. Any shares of the BlackRock Portfolio for which an Insurance Company does not receive timely voting instructions, or which are not attributable to Contract owners, shall be voted in proportion to the instructions received from all Contract owners having an interest in the BlackRock Portfolio.

3. Substitutions. As soon as possible after the Effective Date of a Plan, and in any event within 120 days thereafter, the Insurance Companies shall redeem shares of the BlackRock Portfolio at net asset value and purchase, with the proceeds of the shares of such Portfolio at net asset value, for the benefit of Contract owners having an interest in the BlackRock Portfolio at the time of substitution, an interest in the Substitute Portfolio at net asset value (such redemption and purchase is referred to herein as the “Substitution”). The Substitution will take place at relative net asset value with no change in the amount of any Contract owner’s accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4. Conditions Applicable To The Substitution. The Substitution is subject to the following conditions:

(a) Contract owners shall not incur any fees, charges or expenses incurred in connection with the Substitution, nor shall their rights or an Insurance Company’s obligations under any Contract be altered; provided, however, that the BlackRock Portfolio and Substitute Portfolio, respectively, will bear the transaction costs (i.e., commissions) associated with the liquidation of the BlackRock Portfolio’s securities and the purchase of securities held by the Substitute Portfolio.

(b) All expenses incurred in connection with the Substitution shall be paid by the Insurance Company or its affiliates.

(c) The Substitution shall not cause the Contract fees and charges currently being paid by existing Contract owners to be greater after the Substitution than before the Substitution.

(d) The Substitution shall not impose any federal income tax impact on Contract owners.

(e) The prospectus for the BlackRock Portfolio will be updated after approval of the plan to liquidate the BlackRock Portfolio by the Board by means of a supplement that briefly describes the plan of liquidation and the proposed Plan.

(f) Contract owners shall be furnished with notice of the Substitution in the form of a supplement to the Contract prospectus. The supplement will inform Contract owners that effective on or about the close of business on February 23, 2018, the BlackRock Portfolio Subaccounts will no longer be available for new investment. The prospectus supplement shall inform Contract owners that they may, at any time prior to the Substitution, transfer their Contract values from the Subaccount of the relevant Separate Account investing in the BlackRock Portfolio to any of the other investment options available under their Contract without incurring any transfer fees or other charges.  Any transfer of investments from the BlackRock Portfolio will not be counted as one of the free transfers permitted to Contract owners (where applicable), provided that the transfer occurs prior to the Substitution, and any transfer of investments out of the Substitute Portfolio after such investment was transferred to the Substitute Portfolios as part of the Substitution will not be counted as one of the free transfers permitted to Contract owners (where applicable), provided that the transfer occurs within 90 days of the Substitution.

(g) Upon completion of the Substitution, each Insurance Company shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of the BlackRock Portfolio.

5. Failure To Obtain Approval On Behalf Of The BlackRock Portfolio. In the event that the Plan is not approved by the shareholders of the BlackRock Portfolio, this Plan shall not apply to the BlackRock Portfolio.

In Witness Whereof, this Plan has been executed by its duly authorized officer, as of the date and year first written above.

ADVANCED SERIES TRUST
on behalf of the AST BlackRock Multi-Asset Income Portfolio

By:
Name:	Timothy S. Cronin

Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:
Name:

Title:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

By:
Name:

Title:

EXHIBIT B

OUTSTANDING SHARES

The following table sets forth the outstanding shares of the AST BlackRock Multi-Asset Income Portfolio as of January 26, 2018:

Portfolio	Shares Outstanding
AST BlackRock Multi-Asset Income Portfolio	4,098,999.215

Portfolio	Registration & Address	Total Balance	% of Portfolio
AST BlackRock Multi-Asset Income Portfolio	Pruco Life Insurance Company Plaz Seed Account Attn: Public Investment Ops 655 Broad Street, 17th Floor Newark NJ 07102	$5,362.91	0.01%
	Pruco Life Insurance Company of NJ PLNJ Seed Account Attn: Public Investment Ops 655 Broad Street, 17th Floor Newark NJ 07102	$5,364.48	0.01%
	Pruco Life Insurance Company PLAZ Annuity Attn: Separate Accounts 7th Floor 213 Washington Street Newark NJ 07102-0000	$38,290,030.01	84.61%
	Pruco Life Insurance Company PLNJ Annuity Attn: Separate Accounts 7th Floor 213 Washington Street Newark NJ 07102-0000	$6,952,193.93	15.36%

B-1

EXHIBIT C

DESCRIPTION OF PRINCIPAL RISKS

Adjustable and Floating Rate Securities Risk. The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to a Portfolio or may impair a Portfolio’s ability satisfy shareholder redemption requests.

Asset Allocation Risk. A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Portfolios that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments.

Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:

•        Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.

•        Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

•        Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).

•        Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.

In 2015, the SEC proposed a new rule related to the use derivatives for registered investment companies which, if adopted by the SEC as proposed, may limit a Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of a Portfolio to invest in accordance with its stated investment strategy.

Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Exchange-Traded Funds (ETF) Risk. A Portfolio may invest in ETFs as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees that a Portfolio will indirectly bear as a result of its investment in an ETF. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

•        Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.

•        Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. A rise in interest rates may result in periods of volatility and increased redemptions, which may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times, which could reduce the returns of a Portfolio. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to decrease liquidity.

•        Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio.

Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.

Foreign investment risk includes the following risks:

•        Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.

•        Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in development markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.

•        Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.

•        Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US.

•        Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.

•        Political and social risk. Political or social developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. A Portfolio’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.

•        Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.

•        Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:

•                  To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.

•                  The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.

•                  A Portfolio may incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.

•                  The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. PGIM Investments and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.

•                  There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by PGIM Investments and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for PGIM Investments and a Portfolio’s subadviser(s) in selecting the Underlying Portfolios. In addition, PGIM Investments and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although PGIM Investments and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities at an advantageous time or price. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates.

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio’s holdings may fall sharply. This is referred to as “extension risk.” The Portfolio may face a heightened level of interest rate risk since interest rates in the US are near historic lows but may be expected to increase in the future with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Investment Company Risk. The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Liquidity Risk. A Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. A Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining a Portfolio’s net asset value.

Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest of portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a Portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Market and Management Risk. Market risk is the risk that the markets in which a Portfolios invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Management risk is the risk that the investment strategy or PGIM Investments or a subadviser will not work as intended. All decisions by PGIM Investments or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using an investment model it is subject to the risk that the investment model may not perform as expected. There is no guarantee that the investment objective of a Portfolio will be achieved.

Master Limited Partnerships (MLP) Risk. A Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. An investment in MLPs also subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.

Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.

Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and certain Portfolios are subject to regulation by the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.

US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury.

Yield Risk. The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low a Portfolio’s expenses could absorb all or a significant portion of a Portfolio’s income. If interest rates increase, a Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

EXHIBIT D

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE: YOUR VOTING INSTRUCTION CARD IS NOT VALID UNLESS IT IS SIGNED.

PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION CARD BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-800-690-6903

OR LOG ON TO WWW.PROXYVOTE.COM

[INSURANCE COMPANY NAME PRINTS HERE]

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO

OF

ADVANCED SERIES TRUST

Special Meeting of Shareholders — March 30, 2018

VOTING INSTRUCTIONS CARD

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST (THE “TRUST”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO OF THE TRUST TO BE HELD ON MARCH 30, 2018 AT 11:00 A.M. EASTERN TIME AT THE OFFICES OF THE TRUST, 655 BROAD STREET, NEWARK, NEW JERSEY 07102.

I (we) the undersigned hereby instruct the above-referenced Company to vote the Trust shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

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THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST

RECOMMENDS A VOTE “FOR” THE PROPOSAL

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO

OF

ADVANCED SERIES TRUST

Special Meeting of Shareholders-March 30, 2018

Shareholder Voting Ballot

PROPOSAL 1:

To approve a Plan of Substitution of the Trust (the “Plan”) on behalf of the AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (the “BlackRock Portfolio”), that provides for the substitution of shares of beneficial interest of the BlackRock Portfolio with shares of beneficial interest of the AST Government Money Market Portfolio (the “Substitute Portfolio”), a series of the Advanced Series Trust (the “Trust”).

☐ FOR	☐ AGAINST	☐ ABSTAIN

Date:             , 2018

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Signature [Please sign within box]	Signature [Joint owners]

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